                                                                      Exhibit 99


                   [CommerceFirst Bancorp, Inc. logo omitted]

                                  PRESS RELEASE
                             FOR IMMEDIATE RELEASE:


Contact: Richard J. Morgan
         President and Chief Executive Officer
         (410) 280-6695

              COMMERCEFIRST BANCORP RELEASES 2004 FINANCIAL RESULTS

February 3, 2005

Annapolis, MD. CommerceFirst Bancorp, Inc., (OTCBB: CMFB), the parent company of CommerceFirst Bank, today released financial results for its fourth full year of operations, as follows:

   o Assets at December 31, 2004 were $75.9 million, an increase of $24.6 million or 48.0%, from December 31, 2003

   o Gross loans totaled $53.0 million at December 31, 2004 compared to $33.3 million at December 31, 2003.

   o Deposits totaled $65.7 million at December 31, 2004 compared to $40.6 million at December 31, 2003.

   o The Company earned a net profit of $1.1 million for the year ended December 31, 2004 as compared to a net profit of $143 thousand for the year ended December 31, 2003. The substantial increase in the earnings for the year ended December 31, 2004 is attributable to the recognition of the net deferred tax benefit and to the results of operations of the Bank. Exclusive of the remaining tax benefit of $862 thousand related to the recognition of the deferred tax asset, the Company had net income of $228 thousand for the year ended December 31, 2004. (At September 30, 2004, in compliance with SFAS No. 109, Accounting for Income Taxes, the Bank eliminated the valuation allowance for the deferred tax asset, thereby recognizing $945 thousand in income tax benefits in income. In future periods the Company will recognize income tax expense based upon earnings in each period.)

The Summary of Financial Information presented on the accompanying attachments provides more detail of the Company's performance for the year ended December 31, 2004 as compared to 2003. Persons wishing additional information should refer to the Company's Form 10K report to be filed with the Securities and Exchange Commission on or before March 15, 2005.

Forward Looking Statements. This press release includes forward looking statements within the meaning of Section 21(e) of the Securities Exchange Act of 1934. These statements are based on the Company's current expectations and estimates as to prospective events and circumstances that may or may not be in the Company's control and as to which there can be no firm assurances given. These forward looking statements are subject to risks and uncertainties; there can be no assurance that any of these forward looking statements may prove to be correct and actual results may differ materially.


                                      # # #

                   COMMERCEFIRST BANCORP, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                                              DECEMBER 31,
                                                                 ----------------------------------------
                                                                        2004                  2003
                                                                 -------------------    -----------------
                                                                     (UNAUDITED)            (Audited)
     ASSETS
     Cash and due from banks                                            $ 3,196,520          $ 2,374,141
     Federal funds sold                                                  14,202,382            8,583,257
                                                                 -------------------    -----------------
               Cash and cash equivalents                                 17,398,902           10,957,398
     Investment securities available-for-sale,
          at fair value                                                   4,978,100            7,087,190
     Federal Reserve Bank stock, at cost                                    195,900              132,450
     Atlantic Central Bankers Bank stock, at cost                            37,000               37,000
     Maryland Financial Bank stock, at cost                                  25,000               25,000
     Loans, less allowance for credit losses
          of $1,153,874 (2004) and $604,100 (2003)                       51,017,418           32,687,894
     Loans held for sale                                                    759,056                    -
     Premises and equipment, at cost, less
          accumulated depreciation                                          184,832               90,625
     Accrued interest receivable                                            233,946              172,811
     Deferred tax asset                                                     862,000                    -
     Other assets                                                           246,292              104,706
                                                                 -------------------    -----------------
               TOTAL ASSETS                                            $ 75,938,446         $ 51,295,074
                                                                 ===================    =================

     LIABILITIES AND STOCKHOLDERS' EQUITY

     Liabilities:
     Deposits:
          Noninterest-bearing demand                                   $ 20,691,315          $ 9,387,230
          Interest-bearing                                               45,037,635           31,226,110
                                                                 -------------------    -----------------
               Total deposits                                            65,728,950           40,613,340
     Securities sold under agreements to repurchase                       3,086,450            4,693,879
     Accrued interest payable on deposits                                    36,412               17,709
     Other liabilities                                                      312,534              219,076
                                                                 -------------------    -----------------
          TOTAL LIABILITIES                                              69,164,346           45,544,004
                                                                 -------------------    -----------------

     COMMITMENTS AND CONTINGENCIES

     STOCKHOLDERS' EQUITY

     Common stock, par value $.01, authorized 4,000,000
           shares; issued and outstanding 822,250 shares;                     8,223                8,223
     Surplus                                                              8,099,012            8,099,012
     Accumulated deficit                                                 (1,305,796)          (2,395,590)
     Accumulated other comprehensive (loss) income                          (27,339)              39,425
                                                                 -------------------    -----------------
          TOTAL STOCKHOLDERS' EQUITY                                      6,774,100            5,751,070
                                                                 -------------------    -----------------

          TOTAL LIABILITIES AND
              STOCKHOLDERS' EQUITY                                     $ 75,938,446         $ 51,295,074
                                                                 ===================    =================

                   COMMERCEFIRST BANCORP, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       2004               2003
                                                                 -----------------    --------------
                                                                   (UNAUDITED)          (Audited)
           INTEREST INCOME ON:
              Loans, including fees                                   $ 2,754,729       $ 2,252,608
              U.S. Treasury securities                                    169,304           192,070
              Other investments                                            10,242             8,700
              Federal funds sold                                           66,103            35,177
                                                                 -----------------    --------------
                    Total interest income                               3,000,378         2,488,555
                                                                 -----------------    --------------
           INTEREST EXPENSE ON:
              Deposits                                                    568,954           497,640
              Securities sold under agreements to repurchase               18,141            31,044
              Short-term borrowings                                           790             1,689
                                                                 -----------------    --------------
                    Total interest expense                                587,885           530,373
                                                                 -----------------    --------------

                         NET INTEREST INCOME                            2,412,493         1,958,182
           PROVISION FOR CREDIT LOSSES                                    590,000           270,000
                                                                 -----------------    --------------
                         NET INTEREST INCOME AFTER
                            PROVISION FOR CREDIT LOSSES                 1,822,493         1,688,182
                                                                 -----------------    --------------

           OTHER INCOME:
              Gains on sales of SBA loans                                 273,497                 -
              Service charges                                             310,896           327,079
                                                                 -----------------    --------------
                          Total other income                              584,393           327,079
                                                                 -----------------    --------------

           OTHER EXPENSES:
              Salaries and benefits                                     1,321,179         1,123,714
              Legal and professional                                       64,754            78,760
              Loan collection expenses                                     28,713            23,160
              Rent and occupancy                                          223,892           197,488
              Marketing and business development                           44,112            28,064
              Data processing                                              56,468            50,815
              Insurance                                                    33,820            29,218
              Support services                                            131,906            96,896
              Depreciation and amortization                                79,793           100,983
              Office supplies                                              38,289            24,593
              Correspondent service charges                                28,413            21,433
              Other expenses                                              127,752            97,554
                                                                 -----------------    --------------
                          Total other expenses                          2,179,091         1,872,677
                                                                 -----------------    --------------

           INCOME BEFORE INCOME TAX                                       227,795           142,584
           FEDERAL AND STATE INCOME TAX BENEFIT                           862,000                 -
                                                                 -----------------    --------------

           NET INCOME                                                  $1,089,795          $142,584
                                                                 =================    ==============

           BASIC INCOME  PER SHARE OF COMMON STOCK                         $ 1.33            $ 0.17
           DILUTED INCOME  PER SHARE OF COMMON STOCK                       $ 1.33            $ 0.17
           WEIGHTED AVERAGE SHARES OF
              COMMON STOCK OUTSTANDING                                    822,250           822,250
                                                                 =================    ==============